UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INSITE VISION INCORPORATED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

August 31, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of InSite Vision Incorporated (the “Company”) to be held on Monday, October 15, 2007 at 10:00 a.m. local time at InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California, 94501.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect five directors to the Board of Directors of the Company, (ii) to approve the InSite Vision Incorporated 2007 Performance Incentive Plan, (iii) to approve the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan and (iv) to ratify the appointment of Burr, Pilger & Mayer LLP as independent public accountants of the Company for the fiscal year ending December 31, 2007.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter more fully describes the business to be acted upon. After careful consideration, the Company’s Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal.

After reading the Proxy Statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, or call the toll-free number or use the Internet by following the instructions included with your proxy card, whether or not you plan to attend the annual meeting in person. Please vote as promptly as possible but no later than prior to the closing of the polls for the Annual Meeting. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Sincerely,

S. Kumar Chandrasekaran, Ph.D.
Chairman of the Board
and Chief Executive Officer

IMPORTANT

Please read the attached Proxy Statement carefully and mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope, or call the toll-free telephone number or use the Internet by following the instructions included with your proxy card so that if you are unable to attend the Annual Meeting, your shares may be voted. Execution of the proxy will not affect your right to vote in person if you are present at the Annual Meeting.

INSITE VISION INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 15, 2007

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of InSite Vision Incorporated, a Delaware corporation (the “Company”), will be held on Monday, October 15, 2007 at 10:00 a.m. local time, at InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California, 94501, for the following purposes:

1. To elect five directors to the Board of Directors to serve until the 2008 Annual Meeting or until their respective successors are elected and qualified.

2. To approve the InSite Vision Incorporated 2007 Performance Incentive Plan.

3. To approve the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan.

4. To ratify the appointment of Burr, Pilger & Mayer LLP as independent public accountants of the Company for the fiscal year ending December 31, 2007.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s Board of Directors recommends that you vote “FOR” each of the proposals described in this Proxy Statement.

The Board of Directors has fixed the close of business on August 17, 2007 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available for inspection at the executive offices of the Company for a period of 10 days before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting. Whether or not you plan to attend, to assure your representation at the meeting, please submit your Proxy and voting instructions over the Internet, by telephone, or mark, date, sign and return the enclosed Proxy card in the reply envelope provided. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be submitted over the Internet, by telephone or signed and returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your Proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your Proxy and voting instructions will assist the Company in preparing for the Annual Meeting.

By Order of the Board of Directors,

S. Kumar Chandrasekaran, Ph.D.
Chairman of the Board
and Chief Executive Officer

Alameda, California
August 31, 2007

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE, OR CALL THE TOLL-FREE TELEPHONE NUMBER OR USE THE INTERNET BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD.

INSITE VISION INCORPORATED
965 Atlantic Avenue
Alameda, California 94501

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 15, 2007

GENERAL INFORMATION FOR STOCKHOLDERS

The enclosed Proxy (“Proxy”) is solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of InSite Vision Incorporated, a Delaware corporation (the “Company”), with principal executive offices at 965 Atlantic Avenue, Alameda, California 94501, for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at 10:00 a.m. local time on Monday, October 15, 2007 at InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501.

This Proxy Statement and the accompanying form of Proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about August 31, 2007.

Record Date and Voting

Stockholders of record on August 17, 2007 (the “Record Date”) are entitled to notice of and, as described below, to vote at the Annual Meeting. A quorum must be initially present at the meeting before any proposal may be voted upon. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. As of the close of business on the Record Date, 94,554,822 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), were issued and outstanding and there were 225 holders of record of the Company’s Common Stock. No shares of the Company’s preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, or if the Proxy and voting instructions are submitted over the Internet or by telephone, such stockholder’s shares will be voted accordingly. Stockholders submitting proxies over the Internet or by telephone should not mail the Proxy card. If no choice is specified, the shares will be voted IN FAVOR OF the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

The affirmative vote of a plurality of the shares present or represented at the meeting and voting is required for the election of Directors (Proposal 1). Pursuant to Delaware law, the five candidates for directors who receive the highest number of affirmative votes at the Annual Meeting will be elected. With regard to such election, votes may be cast in favor of, or withheld from, each nominee. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by Proxy at the meeting and entitled to vote is required for the approval of the InSite Vision Incorporated 2007 Performance Incentive Plan (Proposal 2). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by Proxy at the meeting and entitled to vote is required for the approval of the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan (Proposal 3). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote is required for the ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm (Proposal 4).

An automated system administered by the Company’s transfer agent tabulates stockholder votes. Broker non-votes are shares which are not voted by the broker who is the record holder of the shares because the broker does not receive voting instructions from the beneficial owners of those shares or does not vote the shares in other circumstances in which proxy authority is defective or has been withheld with respect to any matter. Directors are elected by a plurality vote. The other matters submitted for stockholder approval at the

Annual Meeting will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. Broker non-votes are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained.

Any stockholder or stockholder representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 965 Atlantic Avenue, Alameda, California 94501 or by telephone at (510) 865-8800. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by October 1, 2007.

IMPORTANT

Please submit your Proxy and voting instructions over the Internet or by telephone, or mark, date and sign the enclosed Proxy card, and return it at your earliest convenience in the enclosed, postage-prepaid, return envelope so that, if you are unable to attend the Annual Meeting, your shares may be voted.

Revocability of Proxies

If you vote your Proxy by mail, you may revoke or change your Proxy at any time prior to or at the Annual Meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive offices, InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501, a notice of revocation or another signed Proxy with a later date. If you choose to vote your Proxy over the Internet or by telephone, you may change your vote by voting again using the same method used for the original vote (i.e., the Internet or telephone) so long as you retain the Proxy card referencing your voter control number. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and voting instructions and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The Company has retained InvestorCom, Inc., an outside proxy solicitation firm, to assist the Company in connection with the solicitation of proxies. The fees and expenses of InvestorCom, Inc. are expected to be approximately $5,000 and will be paid by the Company. The solicitation of proxies by mail may also be supplemented by solicitation by telephone, facsimile, electronic mail or other means by directors, officers or employees of the Company. The Company will not pay any additional compensation to these individuals for any such services.

Deadline for Receipt of Stockholder Proposals to Be Presented at the Next Annual Meeting

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2008 Annual Meeting must be received no later than May 3, 2008, in order that they may be included in the proxy statement and form of proxy relating to that meeting. However, if the date of the Company’s 2008 Annual Meeting is changed by more than 30 days from the date of the 2007 Annual Meeting, such proposals must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2008 Annual Meeting. In addition, the proxies solicited by the Board for the 2008 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than July 17, 2008; or, if the date of the Company’s 2008 Annual Meeting is changed by more than 30 days from the date of the 2007 Annual Meeting, not later than a reasonable time before the Company mails its proxy materials for the 2008 Annual Meeting.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE — ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall be comprised of not less than four nor more than six directors. The authorized number of directors is presently five. Five directors will stand for re-election at the Annual Meeting to serve until the Company’s next annual meeting, until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. The Board of Directors will vote all proxies received by them in favor of the five nominees listed below unless otherwise instructed in writing on such Proxy and voting instructions and the proxies cannot be voted for a greater number of persons than the number of nominees named. If, however, any of the nominees named in the accompanying Proxy are unable or unwilling to serve (which is not expected) at the time of the Annual Meeting, the proxies (except those marked to the contrary) will be voted for such other person(s) as the persons named in the accompanying Proxy may recommend. The five candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors of the Company.

The Board of Directors recommends that the stockholders vote FOR the election of each of the following nominees to serve as directors of the Company until the 2008 Annual Meeting, until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for at least the last five years, certain other directorships held by them, the year in which each became a director of the Company, and their ages as of August 17, 2007:

Nominees	Position(s) with the Company	Age	Director Since
S. Kumar Chandrasekaran, Ph.D.	Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer	65	1989
Mitchell H. Friedlaender, M.D.	Director	61	1996
John L. Mattana	Director	78	1997
Jon S. Saxe, Esq.	Director	71	2000
Anders P. Wiklund	Director	67	1996

Business Experience of Board Nominees

S. Kumar Chandrasekaran, Ph.D. has been a Director of the Company since 1989. Dr. Chandrasekaran joined the Company in September 1987 as Vice President, Development. From 1988 to 1989, Dr. Chandrasekaran served as Vice President, Research and Development. From 1989 to 1993, Dr. Chandrasekaran served as President and Chief Operating Officer. Since August 1993, he has served as Chairman of the Board of Directors, President and Chief Executive Officer and since December 1999, he has served as Chief Financial Officer, a position he also held from December 1995 to December 1997. Dr. Chandrasekaran holds a Ph.D. in Chemical Engineering from the University of California at Berkeley.

Mitchell H. Friedlaender, M.D. has been a Director of the Company since May 1996. He is Head of the Division of Opthamology, and Director of the Laser Vision Center at Scripps Clinic in La Jolla, California. From 1976 to 1986, Dr. Friedlaender served as a full-time faculty member at the University of California, San Francisco. He is the founder of the Aspen Corneal Society and the Pacific Ophthalmic Forum, co-editor in chief of International Ophthalmology Clinics, a member of four scientific editorial boards, a former member of the Sjogren's Syndrome Foundation Medical Advisory Board, and former president of the Ocular Microbiology and Immunology Group. He also serves as a consultant for several pharmaceutical companies and performs clinical studies on new ophthalmic drugs. Dr. Friedlaender holds an M.D. from the University of Michigan and an M.B.A. from the University of Phoenix.

John L. Mattana has been a Director of the Company since September 1997. From 1992 to 1997, Mr. Mattana served as an Investment Vice President at New York Life Insurance Company, where he was a Director of Venture Capital Investments. From October 1997 through February 2004 he served as a Vice President at Ceptor Corporation. Mr. Mattana holds an M.D. from the University of Michigan, and an M.B.A. from New York University.

Jon S. Saxe, Esq. has been a Director of the Company since December 1999. Mr. Saxe was also a Director of the Company from 1992 through 1997, when he resigned as a member of the Board of Directors and became Director Emeritus until December 1999. Mr. Saxe is a Director of PDL Biopharma, Inc., a biotechnology company for which he served as President from January 1995 to May 1999. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994, President, Chief Executive Officer and a Director of Synergen, Inc., from October 1989 to April 1993, and Vice President, Licensing & Corporate Development for Hoffmann-LaRoche from August 1984 through September 1989. Mr. Saxe serves on the board of directors of Sciele Pharmaceutical Corporation, PDL Biopharma, Inc., SciClone Pharmaceuticals, Inc., Durect, Inc. and Entelos, Inc. Mr. Saxe also serves on the board of directors of several private companies. Mr. Saxe holds a B.S. in Chemical Engineering from Carnegie-Mellon University, a J.D. from George Washington University School of Law, and an L.L.M. from New York University School of Law.

Anders P. Wiklund has been a Director of the Company since November 1996. In January 2007, Mr. Wiklund began serving as the President of Effrx, Inc., a privately-held company that develops innovative oral drug delivery products. Since January 1997 he has served as the principal at Wiklund International Inc., an advisory firm to the biotechnology industry. For twenty-nine years Mr. Wiklund served the Pharmacia group of companies in various executive positions. He served as Managing Director of KabiVitrum Ltd. from 1973 to 1976 and as President of KabiVitrum International from 1976 to 1984. From 1984 to 1993 Mr. Wiklund served as President and Chief Executive Officer of KabiVitrum Inc. and KabiPharmacia Inc. From 1993 to 1996 Mr. Wiklund served as President of Pharmacia Development Corp., Executive Vice Presidnet of Pharmacia U.S. Inc., and Vice President of Pharmacia Upjohn Inc. Mr. Wiklund serves on the board of directors of several private companies. Mr. Wiklund holds a Master of Pharmacy from the Pharmaceutical Institute, Stockholm, Sweden.

There are no family relationships between any members of the Company’s Board of Directors and the Company’s executive officers.

Board Committees and Meetings

During the fiscal year ended December 31, 2006, the Board of Directors held ten meetings. The Board of Directors has an Audit Committee, a Stock Plan and Compensation Committee, a Nominating and Corporate Governance Committee, a Financing Committee, a Mergers and Acquisitions Committee, a New Ophthalmic Opportunities Committee, and a Clinical Oversight Committee. During the 2006 fiscal year, each individual currently serving as a director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he served.

Communications with the Board

The Company encourages stockholder communications with its Board of Directors. Any stockholder wishing to communicate with the Board of Directors or any individual director of the Company regarding matters concerning the Company should submit such communications in writing to the Company’s corporate secretary at the following address:

InSite Vision Incorporated
965 Atlantic Avenue
Alameda, CA 94501
Attention: Corporate Secretary
insitemail@insite.com

The Company’s corporate secretary will review all such correspondence and distribute the correspondence to such members of the Board of Directors as the corporate secretary deems appropriate or advisable.

Communications Intended for Non-Management Directors

Communications that are intended specifically for non-management Directors should be sent to the postal address above to the attention of the Chair of the Nominating and Corporate Governance Committee.

Company Policy Regarding Board Member Attendance at Annual Meetings

The Company strongly encourages each director to attend its Annual Meeting of Stockholders. All of the Company’s directors attended the Company’s 2006 Annual Meeting of Stockholders.

Audit Committee

During the 2006 fiscal year, the Audit Committee was composed of three non-employee directors: John L. Mattana, Jon S. Saxe and Anders P. Wiklund. The Audit Committee met six times in 2006.

The Audit Committee appoints the Company's independent accountants; pre-approves all audit and non-audit services to be provided to the Company by the independent accountants; oversees the independence of the independent accountants; evaluates the independent accountants’ performance; receives and considers the independent accountants’ comments as to accounting and financial controls; monitors the effectiveness of the internal and external controls; oversees the Company’s financial and accounting organization and financial reporting; discusses with management and the independent auditors the results of the annual audit and the Company's annual financial statements; and discusses with management and the independent auditors, as applicable, the results of the independent auditors' interim review of the Company's quarterly financial statements, as well as the Company's earnings press releases. The Board of Directors adopted and approved a revised written charter for the Audit Committee in April 2004. A copy of the Company’s Audit Committee charter is available on the Company’s website located at www.insitevision.com under “Investors — Corporate Governance.” A copy of the Company’s Audit Committee charter is also available to investors free of charge by writing to InSite Vision Incorporated, Investor Relations, 965 Atlantic Avenue, Alameda, CA 94501.

Among other things, under the charter of the Audit Committee, the Audit Committee is responsible for reviewing and approving all related party transactions, approving and monitoring the Company’s code of ethics for senior finance personnel and code of conduct for all employees and directors (including approving any waivers of such codes for directors, executive officers, and senior financial personnel), and establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting, auditing or legal matters. The Company’s Code of Conduct and Code of Ethics can be found on the Company’s website located at www.InSiteVision.com under “Investors — Corporate Governance.” A copy of the Company’s Code of Conduct and Code of Ethics is also available to investors free of charge by writing to InSite Vision Incorporated, Investor Relations, 965 Atlantic Avenue, Alameda, CA 94501. The Company will disclose any waivers under its Code of Conduct or Code of Ethics which are granted to its directors or executive officers in a current report on Form 8-K filed with the Securities and Exchange Commission within 4 business days of any such waiver. No such waivers were granted during 2006.

The Board of Directors has determined that each of the members of the Audit Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. In addition, the Board of Directors has determined that each member of its Audit Committee is “financially sophisticated” and that the Audit Committee therefore meets the requirement under the rules of the American Stock Exchange that at least one member of the audit committee be “financially sophisticated.” Although the Board of Directors does not believe any member of the Audit Committee currently qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission, the Company believes that the experience and financial acumen of the members of its Audit Committee is sufficient given the Company’s current needs and financial position. The Board of Directors will continue to assess the qualifications of the members of its Audit Committee, including the need to appoint a financial expert, in light of the Company’s financial complexity, position and requirements in order to best serve the interests of the Company and its stockholders.

Stock Plan and Compensation Committee

The Stock Plan and Compensation Committee of the Board of Directors (the “Compensation Committee”) currently consists of two directors, John L. Mattana and Anders P. Wiklund. The Compensation Committee held four meetings during fiscal 2006. The Board has determined that each member of the Compensation Committee is independent under the rules of the American Stock Exchange. The Compensation Committee operates pursuant to a written charter, which is posted in the “Investors — Corporate Governance” section of the Company’s website at www.insitevision.com, or which may be obtained in print without charge by any stockholder upon request to the Corporate Secretary of the Company. During fiscal 2007, the Compensation Committee reviewed its charter and decided not to recommend any changes in the charter to the Board.

Pursuant to its charter, the Compensation Committee’s responsibilities include the following:

•	reviewing, evaluating and making recommendations to the Board with respect to the Company’s overall compensation policies and establishing performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and stockholder interests;
•	reviewing and approving goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (CEO) and evaluating the CEO’s performance in light of those goals and objectives;
•	establishing, reviewing and approving the compensation arrangements for the Company’s other executive officers and reviewing periodic reports from the CEO as to the performance and compensation of the Company’s employees other than executive officers; and
•	reviewing and recommending for adoption by the Board of Directors equity compensation plans and incentive compensation plans and administering such plans.

The Compensation Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate. The Compensation Committee has no current intention to delegate any of its authority to any subcommittee.Our executive officers, including the Named Executive Officers (as identified below), do not have any role in determining the form or amount of compensation paid to our Named Executive Officers and our other senior executive officers. However, our CEO does make recommendations to the Compensation Committee with respect to compensation paid to the other executive officers.

Pursuant to its charter, the Compensation Committee is authorized to retain such independent compensation consultants and other outside experts or advisors as it believes to be necessary or appropriate to carry out its duties. The Compensation Committee did not retain independent compensation consultants for 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of two directors, John L. Mattana and Mitchell H. Friedlaender, M.D. The Nominating Committee held one meeting during the 2006 fiscal year to recommend to the Board the nomination of directors standing for election at the Company’s 2006 Annual Meeting. The Board of Directors has determined that each of the members of the Nominating Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards. The Board of Directors adopted a revised written charter for the Nominating Committee in April 2004. A current copy of the Company’s Nominating Committee charter is available on the Company’s website located at www.insitevision.com under “Investors — Corporate Governance.” A copy of the Company’s Nominating Committee charter is also available to investors free of charge by writing to InSite Vision Incorporated, Investor Relations, 965 Atlantic Avenue, Alameda, CA 94501. The Nominating Committee identifies and recommends director nominees to be selected by the Board of Directors for submission to vote at the Company’s annual stockholder meetings or to fill vacancies between such meetings, implements the Board’s criteria for selecting new directors, develops or reviews and recommends corporate governance policies for the Board, and oversees the Board’s annual evaluation process.

Consideration of Director Nominees

Stockholder Nominees

The policy of the Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.”

The Nominating Committee will consider timely suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the Company addressed to the Chairman of the Nominating Committee at the Company’s address. To be timely, the written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in the Company’s proxy statement for the subject annual meeting and in accordance with the Company’s Bylaw provisions regarding stockholder proposals.

The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholders making the nomination and the amount of the Company’s securities owned beneficially and of record by such Stockholder(s); (3) appropriate biographical information (including a business address and a telephone number) and a statement as to the individual’s qualifications, with a focus on the criteria described under “Director Qualifications” below; (4) a representation that the stockholder of record is a holder of stock of the Company entitled to vote on the date of submission of such written materials; and (5) any material interest of the stockholder in the nomination.

Any stockholder nominations proposed for consideration by the Nominating Committee should be addressed to:

Chairman of the Nominating and Corporate Governance Committee
InSite Vision Incorporated
965 Atlantic Avenue
Alameda, CA 94501

Director Qualifications

The Nominating Committee has established the following minimum criteria for evaluating prospective board candidates:

•	Reputation for integrity, strong moral character and adherence to high ethical standards.
•	Holds or has held a generally recognized position of leadership in the community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.
•	Demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of the Company.
•	Ability to read and understand basic financial statements and other financial information pertaining to the Company.
•	Commitment to understand the Company and its business, industry and strategic objectives.
•	Commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and stockholders; number of other company Boards on which the candidate serves; and ability to generally fulfill all responsibilities as a director of the Company.
•	Willingness to represent and act in the interests of all stockholders of the Company rather than the interests of a particular group.
•	Good health and ability to serve.

•	For prospective non-employee directors, independence under SEC and applicable stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.
•	Willingness to accept the nomination to serve as a director of the Company.

Other Factors for Potential Consideration

The Nominating Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	Whether the prospective nominee will foster a diversity of skills and experiences.
•	For potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially sophisticated” or as an audit committee “financial expert” under applicable SEC and stock exchange rules.
•	For incumbent directors standing for re-election, the Nominating Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company.
•	Composition of Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

Identifying and Evaluating Nominees for Directors

The Nominating Committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the Nominating Committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

•	Outside Advisors. The Nominating Committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.
•	Nomination of Incumbent Directors. The re-nomination of existing directors is not automatic, but is based on continuing qualification under the criteria set forth above.
•	For incumbent directors standing for re-election, the Nominating Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company; the number of other company boards on which the individual serves; composition of the Board at that time and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.
•	Management Directors. The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors are “independent” under applicable SEC and American Stock Exchange rules.

After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Nominating Committee and by the Chief Executive Officer. Upon completion of the above procedures, the Nominating Committee shall determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting. The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Nominating Committee.

Financing Committee

The Financing Committee currently consists of two directors: John L. Mattana and Jon S. Saxe. The Financing Committee reviews and evaluates potential financing opportunities for the Company and communicates with and advises management and the Board of Directors with respect to such opportunities. The Board of Directors has determined that each of the members of the Financing Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards. The Board of Directors adopted a written charter for the Financing Committee in April 2004.

Mergers and Acquisitions Committee

The Mergers and Acquisitions Committee currently consists of two directors: Jon S. Saxe and Anders P. Wiklund. The Mergers and Acquisitions Committee reviews and evaluates potential strategic business combination opportunities for the Company and communicates with and advises management and the Board of Directors with respect to such opportunities. The Board of Directors has determined that each of the members of the Mergers and Acquisitions Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards. The Board of Directors adopted a written charter for the Mergers and Acquisitions Committee in April 2004.

New Ophthalmic Opportunities Committee

The New Ophthalmic Opportunities Committee currently consists of two directors: Mitchell H. Friedlaender and Anders P. Wiklund. The New Ophthalmic Opportunities Committee reviews and evaluates potential partnering and other collaborative arrangements for the Company and communicates with and advises management and the Board of Directors with respect to such opportunities. The Board of Directors has determined that each of the members of the New Ophthalmic Opportunities Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards. The Board of Directors adopted a written charter for the New Ophthalmic Opportunities Committee in April 2004.

Clinical Oversight Committee

The Clinical Oversight Committee currently consists of one director: Mitchell H. Friedlander. The Clinical Oversight Committee oversees, evaluates and analyzes the structure and implementation of the Company’s clinical trials and the results of such trials and clinical programs and communicates with and advises management and the Board of Directors with respect to such activities. The Board of Directors has determined that the member of the Clinical Oversight Committee is “independent” as that term is defined in Section 121(A) of the American Stock Exchange’s listing standards. The Board of Directors adopted a written charter for the Clinical Oversight Committee in June 2004.

DIRECTOR COMPENSATION — FISCAL 2006

The following table presents information regarding the compensation paid during 2006 to members of our Board of Directors who are not also our employees (referred to herein as “Non-Employee Directors”). The compensation paid to Dr. Chandrasekaran, who is also one of our employees, is presented below in the Summary Compensation Table and the related explanatory tables. Dr. Chandrasekaran is not entitled to receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mitchell H. Friedlaender, M.D.	32,000	0	25,593	0	0	0	57,593
John L. Mattana	23,500	0	25,593	0	0	0	49,093
Jon S. Saxe, Esq.	33,500	0	25,593	0	0	0	59,093
Anders P. Wiklund	35,500	0	25,593	0	0	0	61,093

(1)	The amount reported in Column (d) of the table above reflects the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to 2006 (disregarding any estimate of forfeitures related to service-based vesting conditions). No option awards granted to Non-Employee Directors were forfeited during 2006. The Company has not granted any equity-based awards to Non-Employee Directors other than stock options. For a discussion of the assumptions and methodologies used to value the awards reported in Column (d), please see the discussion of option awards contained in Note 10 (Employee Stock-based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s 2006 Annual Report filed on Form 10-K and incorporated herein by reference.
(2)	The following table presents the number of outstanding and unexercised option awards held by each of the Company’s Non-Employee Directors as of December 31, 2006.

Director	Number of Shares Subject to Outstanding Options as of December 31, 2006
Mitchell H. Friedlaender, M.D.	180,000
John L. Mattana	185,000
Jon S. Saxe, Esq.	190,000
Anders P. Wiklund	180,000

(3)	As described below, the Company granted each of its Non-Employee Directors an option to purchase 30,000 shares of the Company’s Common Stock during 2006. Each of these options had a value of $31,500 on the grant date. See footnote (1) for the assumptions used to value these awards. No stock awards were granted to the Company’s Non-Employee Directors during 2006.

Summary of Director Compensation

Compensation for Non-Employee Directors during 2006 generally consisted of fees for attending meetings, fees for service on certain committees and annual stock option awards.

Fees. For 2006, the Company paid its Non-Employee Directors the following compensation:

•	a fee of $2,000 for attendance in person or by telephone at each meeting of the Board of Directors (up to a maximum of $8,000 per year);
•	a fee of $500 for attendance in person or by telephone at each meeting of the Audit Committee (up to a maximum of $3,500 per year);
•	a fee of $500 for attendance in person or by telephone at each meeting of the Compensation Committee (up to a maximum of $2,000 per year);

•	an additional annual retainer of $12,000 for serving on the Financing Committee, the Mergers and Acquisitions Committee, the New Ophthalmic Committee, or the Clinical Oversight Committee; and
•	reimbursement of reasonable expenses for attending any Board or committee meetings.

Option Grants. Under the 1994 Plan, each Non-Employee Director is granted, at the time of his or her initial election or appointment to the Board, an option to purchase 10,000 shares of the Company’s Common Stock. Thereafter, each Non-Employee Director in office on the date of the first Board meeting in December of each year is granted on such date an option to purchase 10,000 shares of the Company’s Common Stock, unless the director received his or her initial option grant within the preceding six months. In the event that there is no Board meeting in December of any year, the annual option grant will be made on December 15 of that year (or, if December 15 is not a trading day, the next succeeding trading day). In addition, Non-Employee Directors are eligible to receive discretionary option grants at any time under the 1994 Plan.

Each option granted to one of the Company’s Non-Employee Directors has a per-share exercise price equal to the closing price of the Company’s Common Stock on the date of grant and a maximum term of ten years. These options will generally vest on the first anniversary of the grant date, subject to the director’s continued service as a Board member, but may vest on an accelerated basis in connection with a change in control of the Company. Vested options will generally remain exercisable for three months following the termination of the director’s service or six months following a termination due to death or disability. The options do not include any dividend rights.

On December 4, 2006, each of the Company’s Non-Employee Directors (i.e., Messrs. Friedlaender, Mattana, Saxe and Wiklund) received an automatic grant of an option to purchase 10,000 shares of the Company’s Common Stock and an additional discretionary grant of an option to purchase 20,000 shares of the Company’s Common Stock. Each of these options has a per-share exercise price of $1.63 (the closing price of the Company’s Common Stock on the grant date) and will vest on the first anniversary of the grant date. Each of these options was granted under, and is subject to the terms of, the 1994 Plan.

Stockholders are being asked under Proposal 2 below to approve a new equity incentive plan, the 2007 Performance Incentive Plan (the “2007 Plan”), that would replace the 1994 Plan. The Company has adopted, subject to stockholder approval of the 2007 Plan proposal, a program under which automatic option grants would continue to be made to Non-Employee Directors under the 2007 Plan at the times described above, with the number of shares subject to such automatic option grants being increased from 10,000 shares to 30,000 shares. In all other respects, these option grants would be made on substantially the same terms as described above for automatic grants currently made under the 1994 Plan.

Required Vote

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1 is required for approval of Proposal No. 1.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the above nominees.

PROPOSAL TWO — APPROVAL OF THE INSITE VISION INCORPORATED
2007 PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve the InSite Vision Incorporated 2007 Performance Incentive Plan (the “2007 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on August 8, 2007.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2007 Plan are an important attraction, retention and motivation tool for participants in the plan.

The Company currently maintains the 1994 Stock Option Plan (the “1994 Plan”). As of August 17, 2007, a total of 7,131,273 shares of Common Stock were then subject to outstanding awards granted under the 1994 Plan, and an additional 1,870,256 shares of Common Stock were then available for new award grants under the 1994 Plan. The Board of Directors approved the 2007 Plan based, in part, on a belief that the 1994 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives as the 1994 Plan does not authorize grants of awards other than stock options and is scheduled to expire in July 2008.

Stockholders are not being asked to approve any increase in the total number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the Company’s equity incentive plans. If stockholders approve the 2007 Plan, no new awards will be granted under the 1994 Plan after the Annual Meeting. In that case, the number of shares of the Company’s Common Stock that remain available for award grants under the 1994 Plan immediately prior to the Annual Meeting will become available for award grants under the 2007 Plan. In addition, if stockholders approve the 2007 Plan, any shares of the Company’s Common Stock subject to stock option grants under the 1994 Plan that expire, are cancelled, or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2007 Plan. Like the 1994 Plan, the 2007 Plan also provides that the number of shares available for award grants under the plan will automatically increase on January 1 of each calendar year during the term of the plan as described below.

If stockholders do not approve the 2007 Plan, the Company will continue to have the authority to grant awards under the 1994 Plan. If stockholders approve the 2007 Plan, the termination of the Company’s grant authority under the 1994 Plan will not affect awards then outstanding under that plan.

Summary Description of the 2007 Performance Incentive Plan

The principal terms of the 2007 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2007 Plan, which appears as Exhibit A to this Proxy Statement.

Purpose. The purpose of the 2007 Plan is to promote the success of the Company and the interests of the Company’s stockholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and the Company’s stockholders.

Administration. The Company’s Board of Directors or one or more committees appointed by the Company’s Board of Directors will administer the 2007 Plan. The Company’s Board of Directors has delegated general administrative authority for the 2007 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2007 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2007 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2007 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of the Company’s Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2007 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility. Persons eligible to receive awards under the 2007 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately forty-seven officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s four non-employee directors, are considered eligible under the 2007 Plan.

Authorized Shares; Limits on Awards. The maximum number of shares of the Company’s Common Stock that may be issued or transferred pursuant to awards under the 2007 Plan equals the sum of: (1) the number of shares available for additional award grant purposes under the 1994 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under that plan as of the date of the Annual Meeting, plus (2) the number of any shares subject to stock options granted under the 1994 Plan and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised. In addition, on January 1 of each calendar year during the term of the plan (commencing with January 1, 2008), an additional number of shares of Common Stock will be available for award grant purposes under the 2007 Plan equal to the lesser of (i) 2% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 3,000,000 shares of Common Stock or (iii) such number of shares of Common Stock established by the Board. As of August 17, 2007, approximately 1,870,256 shares were available for additional award grant purposes under the 1994 Plan, and approximately 7,131,273 shares were subject to awards then outstanding under the 1994 Plan. As noted above, no additional awards will be granted under the 1994 Plan if stockholders approve the 2007 Plan.

The following other limits are also contained in the 2007 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is equal to the aggregate share limit of the plan, as in effect from time to time.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 1,500,000 shares.

•	“Performance-Based Awards” under Section 5.2 of the 2007 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $3,000,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2007 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2007 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2007 Plan will again be available for subsequent awards under the 2007 Plan. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2007 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2007 Plan. In addition, the 2007 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2007 Plan. The Company may not increase the applicable share limits of the 2007 Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The 2007 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s Common Stock or units of the Company’s Common Stock, as well as cash bonus awards pursuant to Section 5.2 of the 2007 Plan. The 2007 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2007 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code, or the Code, and the 2007 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of the Company’s Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2007 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2007 Plan as described below.

Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2007 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, the accomplishment of corporate and technical milestones or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Automatic Director Option Grant Program. As described under “Summary of Director Compensation” above, the Company makes automatic grants of stock options under the 1994 Plan to new non-employee directors upon their election or appointment to the Board of Directors and to continuing non-employee directors in December of each year. The Company has adopted, subject to stockholder approval of the 2007 Plan proposal, a program to continue making automatic option grants to non-employee directors under the 2007 Plan, except that the number of shares covered by these option grants would be increased from 10,000 shares to 30,000 shares.

Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Assumption and Termination of Awards. Generally, and subject to limited exceptions set forth in the 2007 Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, all awards then-outstanding under the 2007 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2007 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2007 Plan, awards under the 2007 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2007 Plan, are not made for value.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2007 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the 1994 Plan if stockholders approve the 2007 Plan, the 2007 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s Common Stock, under any other plan or authority.

Termination of or Changes to the 2007 Plan. The Board of Directors may amend or terminate the 2007 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2007 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2007 Plan will terminate on August 8, 2017. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2007 Plan

The U.S. federal income tax consequences of the 2007 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2007 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2007 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2007 Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2007 Performance Incentive Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the 2007 Plan, and other than the automatic annual option grants to non-employee directors described above, the Company is not currently considering any specific award grants under the 2007 Plan. If stockholders approve the 2007 Plan proposal, the number of shares of the Company’s common stock subject to stock options that will be allocated, based on the following assumptions, to the Company's four non-employee directors as a group pursuant to the formulaic annual award grants is 1,200,000 (30,000 × 4 × 10). This represents the aggregate number of shares that would be subject to the annual grants under the 2007 Plan for calendar years 2007 through 2016 (the 10 years in the term of the plan), assuming, among other future variables, that there are no new eligible directors, there continue to be four eligible directors seated and there are no changes to the types of annual awards and the number of shares subject to each annual award granted to non-employee directors under the 2007 Plan. The actual number of shares that will be subject to stock options for initial one-time grants to new directors under the 2007 Plan and the number of other awards to any of the foregoing persons or groups is not determinable.

If the 2007 Plan had been in existence in fiscal 2006, the Company expects that its award grants for fiscal 2006 would not have been substantially different from those actually made in that year under the 1994 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2006, see the Summary Compensation Table and related tables and narratives below.

The closing market price for a share of the Company’s Common Stock as of August 17, 2007 was $1.15 per share.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains two equity compensation plans: the 1994 Plan and the 1994 Employee Stock Purchase Plan, or ESPP. These plans have each been approved by the Company’s stockholders. Stockholders are also being asked to approve a new equity compensation plan, the 2007 Plan, and an amended and restated version of the ESPP, as described below.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2006.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	6,582,878	$1.19	1,252,503	(1)(2)
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	6,582,878	$1.19	1,252,503

(1)	This number of shares is presented after giving effect to the 35,199 shares purchased under the ESPP for the purchase period that ended December 31, 2006.
(2)	Of the aggregate number of shares that remained available for future issuance, 646,544 were available under the 1994 Plan and 605,959 were available under the ESPP. No new awards will be granted under the 1994 Plan if stockholders approve the 2007 Plan.

Vote Required for Approval of the 2007 Performance Incentive Plan

The Board of Directors believes that the adoption of the 2007 Plan will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to its success.

All members of the Board of Directors are eligible for awards under the 2007 Plan and thus have a personal interest in the approval of the 2007 Plan.

Adoption of the InSite Vision Incorporated 2007 Performance Incentive Plan requires the vote of a majority of the shares of the Company’s Common Stock present or represented by proxy at the meeting and entitled to vote. Votes, abstentions and broker non-votes will be counted as set forth above in the section entitled “Record Date and Voting.”

Recommendation of the Board of Directors

The Board believes that Proposal No. 2 is in the Company’s best interests and in the best interests of its stockholders and recommends a vote FOR the InSite Vision Incorporated 2007 Performance Incentive Plan as described above and as set forth in Exhibit A hereto.

PROPOSAL THREE — APPROVAL OF THE INSITE VISION INCORPORATED
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, stockholders will be asked to approve an amended and restated version of the Company’s 1994 Employee Stock Purchase Plan, referred to as the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan (the “ESPP”). The ESPP was originally adopted by the Board on July 28, 1993 and approved by the Company’s stockholders in August 1993. The proposed amended and restated version of the ESPP was approved by the Board on August 8, 2007. The amended and restated version of the ESPP reflects, among other things, the following amendments, which are subject to stockholder approval of this proposal:

•	Extension of the Plan Term. The amended and restated version of the ESPP extends the term of the plan until August 8, 2017.
•	Discretion to Set Purchase Price. The amended and restated version of the ESPP allows the Company the flexibility to establish the purchase price of a purchase right granted under the ESPP by applying a discount of up to 15% to (i) the fair market value of the Company’s Common Stock on the first day of an Offering Period, (ii) the fair market value of the Company’s Common Stock on the applicable Purchase Date during that Offering Period, or (iii) the lesser of the fair market value of the Company’s Common Stock on the first day of an Offering Period or the applicable Purchase Date during that Offering Period.
•	Discretion to Set Length of Offering Period. The amended and restated version of the ESPP allows the Company the flexibility to establish “offering periods” of no shorter than three months and no longer than 27 months.

Stockholders are not being asked to approve any increase in the total number of shares of the Company’s Common Stock that may be delivered pursuant to the ESPP. The Board of Directors believes these amendments will allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company’s long-term growth and financial success. Under the ESPP, shares of the Company’s Common Stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s Common Stock during periodic offering periods described below. Unless and until changed by the plan administrator within the limits of the plan, shares will continue to be offered under the amended and restated version of the ESPP at a 15% discount from the lesser of their fair market value on the first day of an offering period and the applicable Purchase Date during the offering period, offering periods will continue to consist of overlapping 24 consecutive month periods commencing on each January 1 and July 1, and Purchase Dates will continue to be each June 30 and December 31. The amended and restated version of the ESPP will not be effective without stockholder approval.

Summary Description of the ESPP (as proposed to be amended and restated)

The principal terms of the ESPP, as proposed to be amended and restated, are summarized below. The following summary is qualified in its entirety by the full text of the amended and restated ESPP, which appears as Exhibit B to this Proxy Statement.

Purpose. The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company’s Common Stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and those of the Company’s stockholders.

Operation of the ESPP. The ESPP generally operates in overlapping 24-month periods referred to as “Offering Periods.” Each Offering Period generally consists of consecutive six-month periods referred to as “Purchase Periods.” The last day of each Purchase Period is referred to as a “Purchase Date.” If stockholders approve the amended and restated version of the ESPP, the duration of future Offering Periods and Purchase Periods may be changed from time to time. Although the amended and restated ESPP would give the Company flexibility to change the structure of future Offering Periods and Purchase Periods, the Company currently expects that Offering Periods will continue to commence on each January 1 and July 1, and that each Offering Period will consist of four consecutive six-month Purchase Periods commencing on each January 1 and July 1.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted a right to purchase shares of the Company’s Common Stock. A participant must designate the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to decrease or terminate (but may not otherwise increase) his or her contributions to the ESPP during an Offering Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received by the Company. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each purchase right granted under the ESPP will automatically be exercised on the last day of each Purchase Date that occurs during the Offering Period with respect to which it was granted. The number of shares acquired by a participant upon exercise of his or her purchase right will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the Purchase Price for that Offering Period. Currently, the “Purchase Price” for an Offering Period equals 85% of the lesser of the fair market value of a share of the Company’s Common Stock on the Grant Date or the applicable Purchase Date during that Offering Period. If stockholders approve the amended and restated version of the ESPP, the determination of the Purchase Price for future Offering Periods may be changed from time to time, except that in no event may the Purchase Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of the Company’s Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of the Company’s Common Stock on the applicable Purchase Date. Although the amended and restated ESPP would give the Company flexibility to change the method for setting the Purchase Price, the Company currently expects to continue setting the Purchase Price under the ESPP using the formula described above. A participant’s ESPP account will be reduced upon exercise of his or her purchase right by the amount used to pay the Purchase Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

A participant may participate in only one Offering Period at a time. Accordingly, a participant who wishes to join a new Offering Period must withdraw from the current Offering Period in which he or she is participating. However, if the fair market value of a share of Common Stock on any Purchase Date is lower than the fair market value of a share of Common Stock on the Grant Date of the Offering Period in which such Purchase Date occurs, then all participants in that Offering Period automatically will be withdrawn from such Offering Period and enrolled in the immediately following Offering Period.

Eligibility. Only certain employees will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must:

•	be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;

•	be customarily employed for more than five months per calendar year and more than 20 hours per week; and

•	have been employed by the Company or one of its subsidiaries for at least six months.

As of August 17, 2007, approximately forty employees of the Company, including all of the Company’s named executive officers, were eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions. Currently, a maximum of 696,161 shares of the Company’s Common Stock remain available for purchases under the ESPP. This share limit will automatically increase on January 1 of each calendar year during the term of the ESPP by an amount equal to the lesser of (i) 0.5% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 125,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by the Board.

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute more than 10% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•	A participant cannot purchase more than 10,000 shares of the Company’s Common Stock under the ESPP on any Purchase Date.

•	A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•	A participant will not be granted a purchase right under the ESPP if it would cause the participant to own stock and/or hold outstanding purchase rights to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the Code.

The Company has the flexibility to change the 10%-contribution and the individual-share limits referred to above from time to time without stockholder approval. However, the Company cannot increase the aggregate-share limit under the ESPP, other than pursuant to the automatic share increase provision and to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the Company’s stockholders.

Termination of Participation. A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Purchase Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant is no longer scheduled to work more than five months per calendar year or more than 20 hours per week.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons described in the preceding sentence, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period. In such circumstances, the participant may elect, at any time prior to the last ten days preceding the next Purchase Date to occur following the termination, to have his or her ESPP account balance either (i) paid to him or her in cash without interest, in which case the participant’s purchase right for that Offering Period will immediately terminate, or (ii) used to exercise his or her purchase right on the first Purchase Date to occur following the termination, at which time the participant’s purchase right will terminate. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions. A participant’s rights with respect to purchase rights or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration. The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board of Directors as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans. The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Company’s Common Stock, under any other plan or authority.

Amendments. The Board of Directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board of Directors’ amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Termination. If stockholders approve the amended and restated version of the ESPP, no new Offering Periods will commence under the ESPP on or after August 8, 2017, unless the Board of Directors terminates the ESPP earlier. If stockholders do not approve the amended and restated version of the ESPP, no new Offering Periods will commence after December 31, 2008. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and does not describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP purchase right. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Purchase Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Purchase Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Purchase Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Purchase Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Securities Underlying Awards. The closing price of a share of the Company’s Common Stock as of August 17, 2007 was $1.15 per share.

Equity Compensation Plans. For more information regarding the Company’s equity compensation plans, see “Equity Compensation Plan Information” under Proposal 2 above.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company’s Common Stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the amended and restated version of the ESPP had been in effect for fiscal 2006, the Company does not expect that the number of shares purchased by participants in the plan during that year would have been materially different than the number of shares purchased as set forth in the table below.

As of August 17, 2007, 372,172 shares of the Company’s Common Stock had been purchased under the ESPP. The following number of shares have been purchased by the persons and groups identified below:

Aggregate Past Purchases under the Employee Stock Purchase Plan

Name and Position	Aggregate Number of Shares Purchased under the Plan in Fiscal 2006	Aggregate Number of Shares Purchased under the Plan in All Completed Purchase Periods
Executive Group:
S. Kumar Chandrasekaran, Ph.D.	0	16,257
Lyle M. Bowman, Ph.D.	0	0
David Heniges	0	0
Sandra C. Heine	0	15,148
Total for Executive Group:	0	31,405
Non-Executive Director Group:
Mitchell H. Friedlaender, M.D.	0	0
John L. Mattana	0	0
Jon S. Saxe, Esq.	0	0
Anders P. Wiklund	0	0
Total for Non-Executive Director Group	0	0
All employees, including all current officers who are not executive officers or directors, as a group	67,663	340,767
Total	67,663	372,172

Dr. Chandrasekaran and each of the non-executive directors identified above is a nominee for re-election as a director at the 2007 Annual Meeting.

Vote Required for Approval of the Amended and Restated Employee Stock Purchase Plan

The Board of Directors believes that the approval of the amended and restated version of the ESPP will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success.

Adoption of the Amended and Restated Employee Stock Purchase Plan requires the vote of a majority of the shares of the Company’s Common Stock present or represented by proxy at the meeting. Votes, abstentions and broker non-votes will be counted as set forth above in the section entitled “Record Date and Voting.”

Recommendation of the Board of Directors

The Board believes that Proposal No. 3 is in the Company’s best interests and in the best interests of its stockholders and recommends a vote FOR the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan as described above and as set forth in Exhibit B hereto.

PROPOSAL FOUR — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Burr, Pilger & Mayer LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2007, and is asking the Company’s stockholders to ratify this appointment. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Burr, Pilger & Mayer LLP.

Stockholder ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s independent accountants is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Burr, Pilger & Mayer LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will reevaluate whether or not to retain Burr, Pilger & Mayer LLP as the Company’s independent public accountants. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Burr, Pilger & Mayer LLP has audited the Company’s financial statements since 2004, starting with the financial statements for the fiscal year ended December 31, 2003. Representatives of Burr, Pilger & Mayer LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to the Company by Burr, Pilger & Mayer LLP During Fiscal Years 2005 and 2006

Principal Accountant Fees and Services

The following is a summary of the payments made by the Company to Burr, Pilger & Mayer LLP for professional services rendered during the 2005 and 2006 fiscal years:

	2005	2006
(a) Audit Fees	$114,157	$346,942
(b) Audit Related Fees	6,795	7,187
(c) Tax Fees	0	0
(d) All Other Fees	0	0

(a)	Audit fees consist of professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements. These audit fees also include professional services provided in connection with the review of the Company’s internal controls, the audit of the Company’s employee benefit plan and other statutory audits of subsidiaries or affiliates of the Company.
(b)	Audit related fees consist primarily of accounting consultations, services provided in connection with regulatory filings, technical accounting guidance and other attestation services.
(c)	Burr, Pilger & Mayer LLP did not bill the Company any amounts during the 2006 or 2005 fiscal years for tax compliance, tax advice or tax planning.
(d)	Burr, Pilger & Mayer LLP did not bill the Company any amounts during the 2006 or 2005 fiscal years for any other products or services.

All of the audit fees, audit related fees and tax fees, and all other fees, were pre-approved by the Audit Committee of the Company’s Board of Directors. The Audit Committee has delegated to Mr. Jon Saxe the ability to pre-approve audit-related fees and services on behalf of the Audit Committee in accordance with Rule 10A-3 under the Securities Exchange Act of 1934.

The Audit Committee concluded that the provision of audit-related services, tax services and other non-audit services is compatible with the principal accountants’ independence.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal No. 4 is required to ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Should such stockholder approval not be obtained, the Audit Committee will reconsider its appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of Burr, Pilger & Mayer LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2007.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy and voting instructions to vote the shares they represent in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company’s Common Stock as of August 17, 2007 by (i) each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, (ii) the Chief Executive Officer and each of the other Named Executive Officers of the Company, (iii) each director and (iv) all current executive officers and directors as a group. Unless otherwise indicated, the principal address of each of the stockholders below is: c/o InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below has sole voting and investment power with respect to such shares, subject to community property laws, where applicable.

The percentage of beneficial ownership is calculated based on the 94,554,822 shares of Common Stock that were outstanding on August 17, 2007. This percentage also includes Common Stock of which such individual or entity had the right to acquire beneficial ownership of as of August 17, 2007 or within 60 days thereafter, including but not limited to upon the exercise of options and warrants; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity.

	Beneficially Owned
Name of Beneficial Owner	Number of Shares		Percent of Class
Pinto Technology Ventures, L.P. 1000 Main Street, Suite 3250 Houston, TX 77002	10,239,000	(1)	10.55%
Visium Asset Management LLC 950 Third Avenue New York, NY 10022	8,199,194	(2)	8.65%
Eli Jacobson 125 Broad Street, 32nd Floor New York, NY 10004	5,958,528	(3)	6.27%
Wellington Management 75 State Street Boston, MA 94051	5,181,000	(4)	5.48%
Jonathan M. Glaser 11601 Wilshire Boulevard, Suite 2180 Los Angeles, CA 90025	4,757,882	(5)	5.03%
S. Kumar Chandrasekaran, Ph.D.	2,380,842	(6)	2.46%
Lyle M. Bowman, Ph.D.	399,952	(7)	*
David F. Heniges	263,086	(8)	*
Sandra C. Heine	342,721	(9)	*
Mitchell H. Friedlaender, M.D.	165,000	(10)	*
John L. Mattana	205,000	(11)	*
Jon S. Saxe	162,000	(12)	*
Anders P. Wiklund	165,000	(13)	*
Ronald H. Carlson	14,899	(14)	*
All current executive officers and directors as a group (9 persons)	4,098,500	(15)	4.18%

*	Less than one percent of the Company’s outstanding Common Stock.
(1)	Information based on a Schedule 13G filed with the SEC on August 21, 2006 by Pinto Technology Ventures, L.P., Pinto Technology Ventures GP, L.P. and Pinto TV GP Company LLC (collectively, the “Pinto Entities”) and Matthew Crawford and Evan Melrose. The Pinto Entities and Messrs. Crawford and Melrose share voting and dispositive power with respect to such shares. Messrs. Crawford and Melrose disclaim beneficial ownership in the shares held by the Pinto Entities, except to the extent of their pecuniary interest therein, and any sharesheld in their name. The amount above includes 7,744,621 shares held by Pinto Technology Ventures, L.P. and 2,494,379 shares of Common Stock issuable upon the exercise of warrants.
(2)	Information based on a Schedule 13G filed with the SEC on July 11, 2007 by Visium Balanced Fund, LP, Visium Long Bias Fund, LP, Visium Balanced Offshore Fund, Ltd., Visium Long Bias Offshore Fund, Ltd., Visium Capital Management, LLC, Visium Asset Management, LLC, Atlas Master Fund, Ltd. (collectively, the “Visium Entities”) and Jacob Gottlieb. The Visium Entities and Mr. Gottlieb share voting and dispositive power with respect to such shares.
(3)	Information based on a Schedule 13G/A filed with the SEC on February 15, 2007. The amount noted above includes 423,863 shares issuable upon the exercise of warrants purchased in the March 26, 2004, June 14, 2004 and May 26, 2005 private placements.
(4)	Information based on a Schedule 13G filed with the SEC on December 31, 2006 by Wellington Management Company, LLP (“Wellington Management”). Wellington Management shares voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares which are held of record by clients of Wellington Management.
(5)	Pursuant to a Schedule 13G filed with the SEC on March 2, 2007 by Jonathan Glaser, JMG Capital Management, Inc. (“JMG Inc.”), JMG Capital Management, LLC (“JMG LLC”), Daniel Albert David, Roger Richter, Pacific Assets Management, LLC (“PCM”). Mr. Glaser shares voting and dispositive power with respect to 4,607,882 shares of Common Stock. JMG Inc. and JMG LLC share voting and dispositive power with respect to 2,303,941 shares of Common Stock. Each of Messrs. Glaser, David and Richter and JMG Inc., JMG LLC, PAM and PCM disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein and any shares held in their name.
(6)	Includes 2,055,817 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(7)	Includes 335,064 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(8)	Includes of 263,086 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(9)	Includes 261,573 shares issuable upon the exercise of stock options exercisable August 17, 2007 or within 60 days thereafter.
(10)	Includes 145,000 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(11)	Includes 155,000 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(12)	Includes 140,000 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(13)	Includes 145,000 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.
(14)	Includes 14,899 shares issuable upon the exercise of stock options on August 17, 2007 or within 60 days thereafter.
(15)	Includes 3,515,439 shares issuable upon the exercise of stock options exercisable on August 17, 2007 or within 60 days thereafter.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K for that year.

The audit committee has reviewed and discussed these audited financial statements with management of the Company.

The audit committee has discussed with the Company’s independent auditors, Burr, Pilger & Mayer LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The audit committee has received the written disclosures and the letter from Burr, Pilger & Mayer LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, and has discussed with Burr, Pilger & Mayer LLP the independence of Burr, Pilger & Mayer LLP from the Company.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Board of Directors

John L. Mattana
Jon S. Saxe
Anders P. Wiklund

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to the Company’s principal executive officer, the Company’s principal financial officer, and the Company’s three other most highly compensated executive officers. These individuals are listed in the “Summary Compensation Table” below and referred to as the “Named Executive Officers” in this Proxy Statement.

The Company’s executive compensation programs are determined and approved by the Compensation Committee. None of the Named Executive Officers are members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee does consider the recommendations of Dr. Chandrasekaran in setting compensation levels for the Company’s executive officers other than Dr. Chandrasekaran.

Executive Compensation Program Objectives and Overview

The Compensation Committee’s principal goals in making its executive compensation decisions are:

•	to ensure that there exists an appropriate relationship between executive pay and both the Company’s performance and the creation of stockholder value, particularly (but not exclusively) as reflected in the price of the Company’s Common Stock; and
•	to attract, motivate and retain key executives in the face of competition within the bio-technology industry for qualified personnel.

The Company’s current executive compensation program is based on three components, which are designed to be consistent with the Company’s compensation philosophy: (1) base salary, (2) annual incentive bonuses, and (3) stock options that are subject to time-based vesting requirements. In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and/or motivates performance by the executive. The Company does not provide any material perquisites or personal benefits to the Company’s Named Executive Officers nor during 2006 did the Company have any severance arrangements or agreements with any of its Named Executive Officers.

Base salaries are primarily intended to attract and retain highly qualified executives. Annual bonuses are primarily intended to motivate Named Executive Officers to achieve specific strategic and operating objectives for that year. The Company’s long-term equity incentives are primarily intended to align Named Executive Officers’ long-term interests with stockholders’ long-term interests. The Company also believes that annual bonuses and equity incentives play a role in helping the Company to attract and retain top executives. These are the elements of the Company’s executive compensation program that are designed to reward performance and thus the creation of stockholder value.

The Compensation Committee believes that performance-based compensation such as annual bonuses and long-term equity incentives play a significant role in aligning management’s interests with those of the Company’s stockholders. For this reason, these forms of compensation constitute a substantial portion of each of the Company’s Named Executive Officers’ compensation. For 2006, the Compensation Committee approved executive compensation arrangements for Dr. Chandrasekaran that resulted in up to 75% of his total direct compensation being incentive compensation tied directly to stockholder value creation, with his base salary constituting the balance of his 2006 total direct compensation. (As used in this discussion, the term “total direct compensation” means the aggregate amount of the executive’s base salary, annual incentive bonus, and long-term equity incentive awards based on the grant-date fair value of such awards as determined under the accounting principles used in the Company’s financial reporting.) With respect to the Company’s other Named Executive Officers, the Compensation Committee approved executive compensation arrangements that resulted in up to 40% of each executive’s total direct compensation being incentive compensation tied directly to stockholder value creation, with base salary constituting the balance of their 2006 total direct compensation. The Company’s compensation packages are designed to promote teamwork, initiative and resourcefulness by key employees whose performance and responsibilities directly affect the Company’s results of operations.

As part of its annual review of executive compensation, the Compensation Committee has generally reviewed the compensation paid to similarly situated executive officers in the technology and bio-technology industries in the San Francisco Bay Area. Such internal surveys are used by the Compensation Committee as one factor in determining appropriate compensation for the Company’s Named Executive Officers. The Compensation Committee does not bench-mark executives’ compensation levels based on these surveys.

In 2006, the Compensation Committee determined that funds that could otherwise have been used for increases in executive compensation would be more appropriately allocated to helping the Company achieve regulatory approval for AzaSite and other strategic objectives. Accordingly, the Compensation Committee did not increase 2006 salaries over 2005 levels nor were any bonuses paid to the Named Executive Officers in 2006. The Compensation Committee intends to conduct a comprehensive review in 2007 of total compensation paid to the Named Executive Officers.

Current Executive Compensation Program Elements

Base Salaries

Salaries for the Company’s Named Executive Officers are reviewed by the Compensation Committee on an annual basis. In general, the Compensation Committee targets base salary levels at approximately the middle percentile among other companies in the Company’s industry in the San Francisco Bay Area as described above. In setting specific salary levels for each Named Executive Officer, the Compensation Committee assesses the executive’s past performance and expected future contributions as well as Dr. Chandrasekaran’s recommendations (with respect to executive officers other than himself). The Company has not entered into employment agreements with any of the Named Executive Officers that provide for minimum levels of base salary. As noted above, the Compensation Committee determined not to increase base salaries in 2006 from the levels in 2005. The Compensation Committee believes that the base salary levels of the Named Executive Officers generally are reasonable in view of competitive practices, the Company’s performance and the contribution of those officers to that performance.

Annual Bonuses

Historically, annual incentive bonuses have been awarded to executive officers based upon multiple performance criteria, including evaluations of personal job performance and performance measured against objective business criteria. In addition, the Compensation Committee considered the practices and performance of other similarly situated companies in the San Francisco Bay Area as described above. As with base salaries, the Compensation Committee generally targets bonus levels in the middle percentile for similarly situated companies. However, because the Compensation Committee has broad discretion to establish annual bonuses based on the Company’s performance and performance of the individual executive, the actual bonuses paid to the Named Executive Officers in any given year may differ substantially from the annual bonuses paid to comparable officers at similarly situated companies.

For 2006, the key performance factors considered by the Compensation Committee in determining annual bonuses for the Company’s Named Executive Officers included successful completion of the AzaSite Phase 3 clinical trials, filing a New Drug Application with the Food and Drug Administrationfor AzaSite, completion of an AzaSite license and an assessment of the executive’s job performance for 2006. Because the 2006 performance criteria were only met in part and due to the Company’s financial constraints, the Compensation Committee decided not to pay any bonuses for 2006.

The Company’s Named Executive Officers do not have contractual rights to receive a fixed actual or target bonus for any given year. Their actual annual bonuses are established by the Compensation Committee in its sole discretion based on its assessment of the Company’s performance and the performance of the executive for the year as described above.

Long-Term Incentive Equity Awards

The Company’s policy is that the long-term compensation of the Company’s Named Executive Officers and other executive officers should be directly linked to the value provided to stockholders. Therefore, the Company has historically made annual grants of stock options to provide further incentives to the Company’s executives to increase stockholder value. The Compensation Committee bases its award grants to executives each year on a number of factors, including:

•	the executive’s position and total compensation package;
•	the executive’s performance of his or her individual responsibilities;
•	the equity participation levels of comparable executives at comparable companies; and
•	the executive’s contribution to the success of the Company’s business objectives.

In addition, the size, frequency and type of long-term incentive grants may be determined on the basis of the grant’s tax consequences to the Company and to the individual, accounting impact and potential dilution effects.

The Company’s stock option grants to the Named Executive Officers have an exercise price that is equal to the closing price of the Company’s Common Stock on the grant date. Thus, the executives will only realize value on their stock options if the Company’s stockholders realize value on their shares. The stock options also function as a retention incentive for the Company’s executives as they vest ratably over the four-year period after the date of grant. In February 2006, the Compensation Committee approved grants of options to each of the Company’s Named Executive Officers. The material terms of these options are described below under “Grants of Plan-Based Awards.”

The Company generally does not make regular grants of equity awards to executives on an annual or other periodic basis. Rather, the Company’s practice has been to grant equity awards to executives primarily after certain performance objectives have been achieved and, in all cases, only after the achievement of these objectives has been fully disclosed and the public market has had opportunity to respond.

Subsequent Compensation Actions

On May 2, 2007, the Company entered into a Change in Control Agreement with Dr. Chandrasekaran. The material terms of this agreement are described below under “Potential Payments Upon Termination or Change in Control.”

Policy with Respect to Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to their chief executive officers and certain of their other executive officers unless certain performance and other requirements are met. The Company’s intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to the Company’s executive officers, and the Company believes that a substantial portion of the Company’s current executive compensation program (including the stock options granted to the Company’s Named Executive Officers as described above) satisfies the requirements for exemption from the $1 million deduction limitation. However, the Company’s reserves the right to design programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible. The Compensation Committee believes that no part of the Company’s tax deduction for compensation paid to the Named Executive Officers for 2006 will be disallowed under Section 162(m). The Compensation Committee will continue to monitor the tax and other consequences of the Company’s executive compensation program as part of its primary objective of ensuring that compensation paid to the Company’s executive officers is reasonable, performance-based and consistent with the Company’s goals and the goals of the Company’s stockholders.

STOCK PLAN AND COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION(1)

The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the two non-employee directors named at the end of this report, each of whom is independent as defined by the American Stock Exchange listing standards.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, and the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis, as contained herein, be included herein.

Stock Plan and Compensation Committee of the Board of Directors

John L. Mattana
Anders P. Wiklund

(1)	SEC filings sometimes “incorporate information by reference.” This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of 2006. No member of the Compensation Committee is or has been one of the Company’s former or current executive officers or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, where the executive officers of such other entity served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE — FISCAL 2006

The following table presents information regarding compensation of the Company’s principal executive officer, the Company’s principal financial officer and the Company’s three other most highly compensated executive officers for services rendered during 2006. These individuals are referred to as “Named Executive Officers” in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
S. Kumar Chandrasekaran, Ph.D. Chairman of the Board, President and Chief Executive Officer and Chief Financial Officer	2006	390,000	—	—	379,736	—	—	5,782	775,518
Lyle M. Bowman, Ph.D. Vice President, Development and Operations	2006	220,000	—	—	56,725	—	—	2,012	278,737
David Heniges Vice President and General Manager, Commercial Opportunities	2006	235,000	—	—	50,924	—	—	3,326	289,250
Sandra C. Heine Vice President, Finance and Administration	2006	145,000	—	—	51,981	—	—	288	197,269

(1)	The amount reported in Column (f) of the table above reflects the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to 2006 (disregarding any estimate of forfeitures related to service-based vesting conditions). No option awards granted to Named Executive Officers were forfeited during 2006. The Company has not granted any equity-based awards other than stock options to Named Executive Officers that were outstanding during 2006. For a discussion of the assumptions and methodologies used to value the awards reported in Column (f), please see the discussion of option awards contained in Note 10, Employee Stock-based Compensation, to the Company’s Consolidated Financial Statements, included as part of the Company’s 2006 Annual Report filed on Form 10-K and incorporated herein by reference. For information about the option awards granted to the Company’s Named Executive Officers for 2006, please see the discussion under “Grants of Plan-Based Awards” below.
(2)	These amounts represent the Company’s payment of term life insurance premiums on behalf of each Named Executive Officer. The Company is not the beneficiary of the life insurance policies, and the premiums that the Company pays are taxable as income to the applicable officer. This insurance is not split-dollar life insurance.

Compensation of Named Executive Officers

The Summary Compensation Table above quantifies the value of the different forms of compensation earned by or awarded to the Company’s Named Executive Officers in 2006. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary and long-term equity incentives consisting of stock options. Named Executive Officers also earned the other benefits listed in Column (i) of the Summary Compensation Table, as further described in footnote (2) to the table. As noted above, the Company has not entered into employment agreements with any of the Company’s Named Executive Officers.

The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table and accompanying narrative description provides information regarding the stock options granted to Named Executive Officers in 2006. The Outstanding Equity

Awards at Fiscal Year End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

GRANTS OF PLAN-BASED AWARDS — FISCAL 2006

The following table presents information regarding the equity incentive awards granted to the Named Executive Officers for 2006. Each of these awards was granted under the Company’s 1994 Plan.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(1)
S. Kumar Chandrasekaran, Ph.D.	2/1/06	—	—	—	—	—	—	—	800,000	1.50	792,160
Lyle M. Bowman, Ph.D.	2/1/06	—	—	—	—	—	—	—	80,000	1.50	79,216
David Heniges	2/1/06	—	—	—	—	—	—	—	65,000	1.50	64,363
Sandra C. Heine	2/1/06	—	—	—	—	—	—	—	75,000	1.50	74,265

(1)	The amounts reported in Column (1) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For the assumptions and methodologies used to value the awards reported in Column (1), please see footnote (1) to the Summary Compensation Table.

Description of Plan-Based Awards

Each of the options reported in the Grants of Plan-Based Awards Table was granted under, and is subject to the terms of the 1994 Plan. The 1994 Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his or her death. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions, are not made for value.

Each option reported in the table above was granted with a per-share exercise price equal to the fair market value of a share of the Company’s Common Stock on the grant date. For these purposes, and in accordance with the Company’s option grant practices, the fair market value is equal to the closing price of a share of the Company’s Common Stock on the applicable grant date. Each of these options is also subject to a four-year vesting schedule, with 25% of the option vesting on each of the first anniversary of the grant date and the remaining 75% vesting ratably on a daily basis over the next three years of service thereafter. If the Named Executive Officer’s service with the Company terminates for any reason, the unvested portion of his or her option will immediately terminate.

Once vested, each option will generally remain exercisable until its normal expiration date. Each of the options granted to the Company’s Named Executive Officers in 2006 has a term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer’s service with the Company. The Named Executive Officer will generally have three months to exercise the vested portion of the option following a termination of his or her employment. This period is extended to 12 months if the termination was a result of the Named Executive Officer’s death or disability.

The options granted to Named Executive Officers during 2006 do not include any dividend rights.

Under the terms of the 1994 Plan, if a “corporate transaction” occurs, outstanding options granted under the plan will generally become fully vested and exercisable, unless the Compensation Committee provides for the substitution, assumption or other continuation of the outstanding options. Any options that accelerate under the 1994 Plan in connection with a corporate transaction will generally terminate upon the transaction. The 1994 Plandefines a “corporate transaction” as either a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to the transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

If a “change in control” occurs, outstanding options granted under the 1994 Plan will generally become fully vested and exercisable. Any options that accelerate under the 1994 Plan in connection with a change in control will remain exercisable until the expiration or sooner termination of the option term specified in the option agreement. The 1994 Plan defines a “change in control” as an acquisition of 40% or more of the Company’s voting power pursuant to a tender offer made directly to the Company’s stockholders which the Board does not recommend or certain changes in the membership of the Board of Directors.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END

The following table presents information regarding the outstanding stock options held by each of the Company’s Named Executive Officers as of December 31, 2006, including the vesting dates for the portions of these options that had not vested as of that date. None of the Company’s Named Executive Officers held any outstanding restricted stock awards as of that date.

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable		Option Exercise Price	Option Expiration Date
(a)	(b)	(c)	(d)		(e)	(f)
S. Kumar Chandrasekaran, Ph.D.	2/1/06	—	800,000	(1)	1.50	2/1/16
	6/1/05	486,393	513,607	(2)	0.63	6/1/15
	6/1/04	77,463	42,537	(3)	0.75	6/1/14
	3/30/04	41,318	18,682	(4)	0.88	3/30/14
	12/12/03	97,249	22,751	(5)	0.41	12/12/13
	9/23/03	100,000	—		0.63	9/23/13
	2/14/03	75,000	—		0.85	2/14/13
	9/20/02	65,000	—		0.93	9/20/12
	6/18/01	50,000	—		1.45	6/18/11
	2/23/99	250,000	—		1.13	2/23/09
	10/27/97	250,000	—		3.75	10/26/07
Lyle M. Bowman, Ph.D.	2/1/06	—	80,000	(1)	1.50	2/1/16
	6/1/05	85,119	89,881	(2)	0.63	6/1/15
	6/1/04	25,821	14,179	(3)	0.75	6/1/14
	3/30/04	13,772	6,228	(4)	0.88	3/30/14
	12/12/03	25,000	—		0.41	12/12/13
	9/23/03	15,000	—		0.63	9/23/13
	2/14/03	25,000	—		0.85	2/14/13
	9/20/02	15,000	—		0.93	9/20/12
	6/18/01	15,000	—		1.45	6/18/11
	2/23/99	25,000	—		1.13	2/23/09
	10/27/97	15,000	—		3.75	10/26/07
David Heniges	2/1/06	65,000 (1)	—		1.50	2/1/16
	6/l/05	60,799	64,201	(2)	0.63	611/15
	6/1/04	19,365	10,635	(3)	0.75	6/1114
	3/30/04	10,329	4,671	(4)	0.88	3/30/14
	12/12/03	10,000	—		0.41	12/12/13
	9/23/03	5,000	—		0.63	9/23/13
	2/14/03	25,000	—		0.85	2/14/13
	9/20/02	75,000	—		0.93	9/20/12
Sandra C. Heine	2/1/06	—	75,000	(1)	1.50	2/1/16
	6/l/05	72,959	77,041	(2)	0.63	6/1/05
	6/1/04	25,821	14,179	(3)	0.75	6/1/14
	3/30/04	13,772	6,228	(4)	0.88	3/30/14
	1/7/03	25,000	—		0.70	1/7/13
	9/20/02	15,000	—		0.93	9/20/12
	6/18/01	15,000	—		1.45	6/18/11
	9/17/99	15,000	—		2.38	9/17/09
	2/23/99	10,000	—		1.13	2/23/09
	3/17/97	10,000	—		3.88	3/17/07

(1)	25% of the options vest at February 1, 2007, with the balance vesting daily thereafter through February 1, 2010.

(2)	15% of the options vest at September 9, 2005, 25% of the options vest at June 1, 2006, with the balance vesting daily thereafter through June 1, 2009.
(3)	25% of the options vest at June 1, 2005, with the balance vesting daily thereafter through June 1, 2008.
(4)	25% of the options vest at March 30, 2005, with the balance vesting daily thereafter through March 30, 2008.
(5)	20% of the options vest at December 30, 2003, 20% vest at December 12, 2004, with the balance vesting daily thereafter through December 12, 2007.

OPTION EXERCISES — FISCAL 2006

The following table presents information regarding the exercise of stock options by Named Executive Officers during 2006. No Named Executive Officers held any restricted stock awards that vested during 2006.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
(a)	(b)	(c)
S. Kumar Chandrasekaran, Ph.D.	0	0
Lyle M. Bowman, Ph.D.	0	0
David Heniges	0	0
Sandra C. Heine	20,000	36,800

(1)	The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of the Company’s Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of the Company’s Common Stock on the date of exercise and the exercise price of the options.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As noted above, the Company had no severance arrangements with any Named Executive Officers during 2006, other than with respect to the acceleration of vesting under the 1994 Plan in connection with a “change of control” or a “corporate transaction” as noted under “Grants of Plan-Based Awards — Description of Plan-Based Awards” above.

On May 2, 2007, the Company entered into a Change in Control Agreement with Dr. Chandrasekaran, Ph.D., the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer, in order to provide severance benefits to Dr. Chandrasekaran should his employment terminate in certain circumstances in connection with a change in control of the Company. Under the agreement, if, within 6 months before or 12 months after a change in control of the Company, (a) the Company terminates Dr. Chandrasekaran’s employment without cause, (b) Dr. Chandrasekaran terminates his employment for good reason or (c) Dr. Chandrasekaran dies or become disabled, he would be entitled to the following payments and benefits: (1) the Company will pay him a cash lump sum equal to the sum of two times Dr. Chandrasekaran’s annual base salary and two times Dr. Chandrasekaran’s annual target bonus opportunity for the fiscal year in which the termination occurs (or, if no annual target bonus opportunity has been established for such fiscal year, the average annual bonus received by Dr. Chandrasekaran in the three fiscal years immediately preceding the fiscal year in which the termination occurs); (2) all equity-based awards granted by the Company to Dr. Chandrasekaran that are outstanding and unvested as of his severance date will immediately become fully vested; (3) the Company will pay or reimburse Dr. Chandrasekaran for the cost of the premiums charged to continue his medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act for a period of 24 months following the termination; and (4) in the event that Dr. Chandrasekaran’s severance benefits are subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986, the Company will make an additional payment to Dr. Chandrasekaran so that the net amount of such payment (after taxes) received by Dr. Chandrasekaran is sufficient to pay the excise tax due. Dr. Chandrasekaran’s right to benefits under this Change in Control Agreement is subject to his executing a release of claims in favor of the Company upon the termination of his employment. The terms “cause,” “good reason” and “change in control” as used above are each defined in the Change in Control Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Restated Certificate of Incorporation, or Certificate, provides for indemnification of the Company’s directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, or Delaware Law. Each of the Company’s current directors and executive officers has entered into separate indemnification agreements with the Company. In addition, the Certificate limits the liability of directors to the Company or its stockholders to the fullest extent permitted by the Delaware Law.

On February 15, 2007, in connection with the pay-off and redemption of the Company’s senior secured notes issued in December 2005 and January 2006, the Company redeemed for cash a senior secured note with an aggregate principal amount of $231,000 that was issued to Dr. Chandrasekaran, the Company’s chief executive officer, chief financial officer and a member of the Company’s board of directors. The total accrued interest paid under such note was $15,797.

In May 2000, the Company issued loans in an aggregate principal amount of $276,897 to Dr. Chandrasekaran related to his exercise of 126,667 options to acquire the Company’s Common Stock. The loans bear interest at a rate of 7% per annum. In May 2001, the term for each of the loans was extended from 4 years to 5 years. In January 2006, all outstanding principal and interest under such loans was paid in full.

Each of the transactions set forth above was approved by the Board, and the Board believes that each such transaction was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Pursuant to recently adopted American Stock Exchange regulations, the Company’s corporate governance policies and the Company’s Audit Committee charter, all future related-party transactions will be reviewed and approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by the Securities Exchange Act of 1934, as amended, to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2006, the Company’s officers, directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2006 with the SEC on March 15, 2007 and an amended Annual Report on Form 10-K/A with the SEC on April 30, 2007. A copy of the Annual Report on Form 10-K and the amended Annual Report on Form 10-K/A has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders may also obtain a copy of the Company’s Annual Report, without charge, by writing to Ms. Sandra C. Heine, the Company’s Vice President of Finance and Administration at the Company’s headquarters at 965 Atlantic Avenue, Alameda, California 94501.

By Order of the Board of Directors
of Insite Vision Incorporated

Lyle M. Bowman, Ph.D.
Secretary

Dated: August 31, 2007

EXHIBIT A

INSITE VISION INCORPORATED

2007 PERFORMANCE INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of this InSite Vision Incorporated 2007 Performance Incentive Plan (this “Plan”) of InSite Vision Incorporated, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1	The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2	Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:
(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;
(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;
(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);
(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;
(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;
(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;
(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;
(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);
(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration, provided, however, that in no case without stockholder approval shall the Corporation effect a “repricing” of a stock option or stock appreciation right granted under this Plan by purchasing the option or stock appreciation right at a time when the exercise or base price of the award is greater than the fair market value of a share of Common Stock; and
(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.
3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.
4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:
(1)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s 1994 Stock Option Plan (as amended, the “1994 Plan”) as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 1994 Plan as of the Stockholder Approval Date, plus
(2)	the number of any shares subject to stock options granted under the 1994 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised;

In addition, the Share Limit shall automatically increase on January 1 of each calendar year during the term of this Plan, commencing with January 1, 2008, by an amount equal to the lesser of (i) 2% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 3,000,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by the Board.

The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is equal to the Share Limit as in effect from time to time.
(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 1,500,000 shares.
(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.
4.4	Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2	Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 1,500,000shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $3,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the

Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3	Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
5.4	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
5.5	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:
•	services rendered by the recipient of such award;
•	cash, check payable to the order of the Corporation, or electronic funds transfer;
•	notice and third party payment in such manner as may be authorized by the Administrator;
•	the delivery of previously owned shares of Common Stock;
•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) of a share of Common Stock as reported on the composite tape for securities listed on the American Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the closing price (in regular trading) of a share of Common Stock as reported on said composite tape for the next preceding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
5.7	Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),
(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,
(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,
(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.
5.8	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1	General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
6.2	Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.
6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2	Corporate Transactions — Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) subject to Section 7.4 and unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3	Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 and/or 7.4 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
7.4	Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall any award or payment be accelerated under this Plan to an extent or in a manner so that such award or payment, together with any other compensation and benefits provided to, or for the benefit of, the participant under any other plan or agreement of the Corporation or any of its Subsidiaries, would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), or the applicable award agreement includes such provisions, the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to the awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8. OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
8.2	No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:
(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or
(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of August 8, 2007, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
8.8	Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.
(b)	Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).
8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
8.10	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
8.11	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
8.12	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.
8.13	Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

EXHIBIT B

INSITE VISION INCORPORATED

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the InSite Vision Incorporated Amended and Restated Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”). This version of the Plan is effective October 15, 2007 and applies to Offering Periods under the Plan commencing on or after that date. For Offering Periods commencing prior to that date, refer to the version of the Plan as in effect for the applicable Offering Period.

1. PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2. DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation, and such other securities or property as may become the subject of Purchase Rights pursuant to an adjustment made under Section 17.

“Compensation” means an Eligible Employee’s regular basic earnings, any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code, and all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: all contributions (other than to a plan qualifying under Section 401(k), 125 or 129 of the Code) made by the Corporation and its Subsidiaries for such individual’s benefit under any employee benefit or welfare plan now or hereafter established, moving or relocation allowances, car allowances, imputed income (including income attributable to cars or life insurance), taxable fringe benefits, and similar items.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means InSite Vision Incorporated, a Delaware corporation, and its successors.

“Effective Date” means April 1, 1994, the original effective date of this Plan. This amendment and restatement of the Plan is effective as of the date first set forth above.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.” Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a)	who has not completed at least six (6) months of continuous employment with the Corporation or a Subsidiary;
(b)	whose customary employment is for not more than five months in a calendar year; or
(c)	whose customary employment is for twenty (20) hours or less per week.

“Enrollment Form” means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means:

(a)	if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal, or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in The Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock; or
(b)	in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date,” with respect to an Offering Period, means the first day of that Offering Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“New Purchase Date” has the meaning given to such term in Section 18.

“Offering Period” means a period of time with respect to which Purchase Rights are granted under the Plan, the time and duration of which shall be established by the Committee in accordance with Section 5.

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Enrollment Form to make Contributions pursuant to Section 6.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(c).

“Plan” has the meaning set forth in the preamble.

“Purchase Date,” with respect to a Purchase Period, means the last day of that Purchase Period.

“Purchase Period” means one or more periods during an Offering Period, the duration of which shall be established by the Committee in accordance with Section 5 hereof, during which payroll deductions are accumulated for purposes of purchasing Common Stock under the Plan on each Purchase Date.

“Purchase Price” means the per share purchase price of a Purchase Right as determined in accordance with Section 8(b).

“Purchase Right” means the right to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Share Limit” shall have the meaning set forth in Section 4(a).

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3. ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan for the Offering Period beginning on that Grant Date, subject to the Eligible Employee satisfying the requirements of Section 6.

4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)	Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. Subject to adjustments pursuant to Section 17, the maximum number of shares of Common Stock that may be delivered pursuant to Purchase Rights granted under this Plan on or after October 15, 2007 (the “Share Limit”) is equal to 696,161 shares of Common Stock.

In addition, subject to adjustments pursuant to Section 17, the Share Limit shall automatically increase on January 1 of each calendar year during the term of this Plan, commencing with January 1, 2008, by an amount equal to the lesser of (i) one-half of one percent (0.5%) of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 125,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by the Board.

(b)	Individual Share Limit. The maximum number of shares of Common Stock that any one individual may acquire on any particular Purchase Date is 10,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”). The Committee may amend the Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval.
(c)	Shares Not Actually Delivered. Shares that are subject to or underlie Purchase Rights, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Purchase Rights under this Plan.

5. OFFERING PERIODS; PURCHASE PERIODS

During the term of this Plan, the Corporation will grant Purchase Rights to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. The Committee shall determine from time to time, subject to the requirements of Section 423 of the Code, when Offering Periods will commence during the term of this Plan and shall establish the number and duration of Purchase Period(s) that may occur during an Offering Period, and the Purchase Date(s) for such Offering Period, which determinations shall be effective no later than the first Offering Period that commences after they are made by the Committee; provided, however, that an Offering Period may not be less than three months in duration or may not exceed 27 months in duration. To the extent consistent with Section 423 of the Code, the Committee may provide for a new Offering Period to commence prior to the termination of one or more preceding Offering Periods. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Purchase Rights pursuant to Section 4.

6. PARTICIPATION

(a)	Enrollment. An Eligible Employee may become a Participant in this Plan by completing an Enrollment Form on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, an Enrollment Form must be signed by the Eligible Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the

Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)	Enrollment Limits. A Participant may participate in only one Offering Period at a time. A Participant who wishes to enroll in a new Offering Period must withdraw from the current Offering Period in which he or she is then participating pursuant to Section 7(d) and must also enroll in the new Offering Period pursuant to this Section 6 prior to the start of that Offering Period.
(c)	Early Termination of Offering Period. If, during an Offering Period that includes more than one Purchase Period, the Fair Market Value determined as of a Purchase Date within such Offering Period is lower than the Fair Market Value determined as of the Grant Date of such Offering Period, then the participation of all Participants in that Offering Period shall automatically terminate on that Purchase Date immediately following the exercise of outstanding Purchase Rights on that date, and such Participants shall automatically be enrolled in a new Offering Period commencing immediately following such Purchase Date. In such event, each of such Participants shall be deemed for purposes of this Plan (i) to have elected to participate in such new Offering Period, and (ii) to have authorized the same payroll deduction for such new Offering Period as was in effect for such Participant immediately prior to the Purchase Date.
(d)	Contribution Limits. Notwithstanding the foregoing, a Participant may not elect to contribute less than one percent (1%) nor more than ten percent (10%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules or procedures for Contributions.
(e)	Content and Duration of Enrollment Forms. Enrollment Forms shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Enrollment Form, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Enrollment Form that becomes effective, or (3) the Committee requires that a new Enrollment Form be executed and filed with the Corporation.

7. METHOD OF PAYMENT OF CONTRIBUTIONS

(a)	Participation Accounts. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Purchase Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.
(b)	Payroll Deductions. Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall occur on each payday that occurs during the Offering Period, unless sooner terminated by the Participant as provided in Section 7(d) or until his or her participation terminates pursuant to Section 11.
(c)	Changes in Contribution Elections. A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Enrollment Form which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election; provided, however, that a Participant may elect to decrease (but not increase) the level of his or her Contributions (within the Plan limits) twice during any Offering Period by completing and filing with the Corporation a new Enrollment Form, which shall be effective as soon as administratively practicable following the Corporation’s receipt of such election. Except as contemplated by the foregoing proviso or in Section 7(d), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Enrollment Forms are not permitted.

(d)	Withdrawal During an Offering Period. A Participant may withdraw from, and terminate his or her Contributions during, an Offering Period by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal election form which shall be signed by the Participant. Such withdrawal shall be effective as soon as administratively practicable after its receipt by the Corporation; provided, however, that a withdrawal election must be received by the Committee not less than ten (10) days before a scheduled Purchase Date (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Purchase Date) to be effective with respect to such Purchase Date. If a Participant elects to withdraw from the Plan pursuant to this Section 7(d), such Participant’s Account shall be paid to him or her in cash, and such Participant’s Purchase Rights and participation in the Plan shall automatically terminate as of the date of such withdrawal. Partial withdrawals of Accounts are not permitted.
(e)	Leaves of Absence. During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his or her normal paydays equal to the reduction in his Plan Contributions caused by his or her leave.

8. GRANT OF PURCHASE RIGHT

(a)	Grant Date; Number of Shares. On the Grant Date of each Offering Period, each Eligible Employee who is a Participant during that Offering Period shall be granted a Purchase Right to purchase a number of shares of Common Stock. The Purchase Right shall be exercised on each Purchase Date occurring within that Offering Period. The number of shares of Common Stock subject to the Purchase Right shall be determined by dividing the Participant’s Account balance as of the applicable Purchase Date by the Purchase Price, subject to the limits of Section 8(c).
(b)	Purchase Price. The Committee shall establish the method for determining the Purchase Price per share of the shares subject to a Purchase Right for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b). The Committee may provide prior to the start of an Offering Period that the Purchase Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of that Offering Period, or (2) the Fair Market Value of a share of Common Stock on the applicable Purchase Date during that Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of that Offering Period or the Fair Market Value of a share of Common Stock on the applicable Purchase Date during that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Purchase Price per share be less than the par value of a share of Common Stock.
(c)	Limits on Share Purchases. Notwithstanding anything else contained herein, the maximum number of shares subject to a Purchase Right for a Purchase Period shall be subject to the Individual Limit in effect on the Grant Date of the Offering Period in which such Purchase Period occurs (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Purchase Right (or any Purchase Right granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:
(1)	it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or
(2)	such Purchase Right causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under

Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding Purchase Rights shall be treated as stock owned by the Eligible Employee.

9. EXERCISE OF PURCHASE RIGHT

(a)	Purchase of Shares. Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Purchase Right for the purchase of shares shall be exercised automatically on each Purchase Date during the Offering Period in which the Participant participates, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Purchase Right (subject to the limits of Section 8(c)) shall be purchased at the Purchase Price with the balance of such Participant’s Account.
(b)	Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Purchase Right on the applicable Purchase Date (other than the last Purchase Date that occurs during an Offering Period): (1) such amount shall be credited to such Participant’s Account for the next Purchase Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Purchase Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Purchase Right on the last Purchase Date of an Offering Period, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the Share Limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Purchase Right on the applicable Purchase Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Purchase Right on the applicable Purchase Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10. DELIVERY OF SHARES

As soon as administratively practicable after each Purchase Date of each Offering Period, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Purchase Right, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)	General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability,

quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), at any time prior to the last day of an Offering Period in which he or she participates, such Participant may elect, at any time prior to the last ten (10) days preceding the next Purchase Date to occur following the termination, on a form and in a manner prescribed by the Committee (or its delegate), that: (1) the Participant’s Account be refunded to such Participant (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash as soon as administratively practicable after the time the Participant ceased to be an Eligible Employee, in which case such Participant’s Purchase Right and participation in the Plan shall automatically terminate as of such time, or (2) Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Purchase Right as of the first Purchase Date that occurs following the Participant’s cessation of Eligible Employee status in accordance with Section 9, at which time the Participant’s Purchase Right and participation in the Plan shall automatically terminate. If no such election is made by the Participant, the Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash as soon as administratively practicable following the first Purchase Date that occurs following the Participant’s cessation of Eligible Employee status, and such Participant’s Purchase Right and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b)	Leave. If, during an Offering Period, a Participant commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is on such leave as of the next applicable Purchase Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Purchase Right as of the next applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with such section).
(c)	Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Enrollment Form and such Participant must file a new Enrollment Form to resume Plan participation in any succeeding Offering Period.
(d)	Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12. ADMINISTRATION

(a)	The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)	Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.
(c)	Sub-Plans. The Committee has discretion to adopt any rules regarding administration of this Plan to conform to local laws. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest and handling of stock certificates which vary according to local requirements. The Committee has the authority to suspend or limit participation in this Plan by employees of any particular Subsidiary for any reason, including administrative or economic reasons. The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code.
(d)	Decisions of the Committee Are Binding. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.
(e)	Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
(f)	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.
(g)	Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13. DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of a Purchase Period or subsequent to the end of a Purchase Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Purchase Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14. TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Purchase Rights or rights with respect to the exercise of Purchase Rights or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15. USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16. REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Purchase Date. Each Participant’s statement shall set forth, as of such Purchase Date, that Participant’s Account balance immediately prior to the exercise of his or her Purchase Right, the Purchase Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17. ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Purchase Rights (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Purchase Rights, (3) the Purchase Price of any or all outstanding Purchase Rights, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Purchase Rights, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Purchase Rights.

Upon the occurrence of any event described in the preceding paragraph, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Purchase Rights for cash, securities or property to be delivered to the holders of any or all outstanding Purchase Rights based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Purchase Rights as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Purchase Price of the Purchase Right.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18. POSSIBLE EARLY TERMINATION OF PLAN AND PURCHASE RIGHTS

Upon a dissolution or liquidation of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, and the Committee does not make provision for a cash payment or for the substitution or exchange of outstanding Purchase Rights in accordance with Section 17, then each Offering Period then in progress shall be shortened and a new Purchase Date shall be established by the Committee (the “New Purchase Date”), as of which date the Plan and any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of the consummation of the transaction and the Committee shall notify each Participant in writing at least ten (10) days prior to the New Purchase Date that the Purchase Date for his or her outstanding Purchase Rights has been changed to the New Purchase Date and that his or her Purchase Rights will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period in accordance with Section 7(d). The Purchase Price on the New Purchase Date shall be determined as provided in Section 8(b), and, if applicable, the New Purchase Date shall be treated as the “Purchase Date” for purposes of determining such Purchase Price.

19. TERM OF PLAN; AMENDMENT OR TERMINATION

(a)	Effective Date; Termination. Subject to Section 19(b), this Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after August 8, 2017 and this Plan shall terminate as of the Purchase Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period (or Purchase Period, as applicable) and the shares available shall be allocated for purchase by Participants in that Offering Period (or Purchase Period, as applicable) on a pro-rata basis determined with respect to Participants’ Account balances.
(b)	Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Purchase Rights may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Purchase Rights then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Purchase Right granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(c)	Certain Additional Committee Authority. Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approved this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval.

20. NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21. CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Purchase Rights under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Purchase Right, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22. PLAN CONSTRUCTION

(a)	Section 16. It is the intent of the Corporation that transactions involving Purchase Rights under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Purchase Rights or other events with respect to this Plan.
(b)	Section 423. This Plan and Purchase Rights are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.
(c)	Interpretation. If any provision of this Plan or of any Purchase Right would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23. EMPLOYEES’ RIGHTS

(a)	No Employment Rights. Nothing in this Plan (or in any Enrollment Form or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than an Enrollment Form.

(b)	No Rights to Assets of the Company. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Purchase Right hereunder. Neither the provisions of this Plan (or of any Enrollment Form or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.
(c)	No Stockholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24. MISCELLANEOUS

(a)	Governing Law. This Plan, the Purchase Rights, Enrollment Forms and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
(b)	Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
(c)	Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.
(d)	No Effect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume Purchase Rights (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under a Purchase Right granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25. TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of any Purchase Date, before the exercise of the Participant’s Purchase Right is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Purchase Right (subject to the other limits set forth in this Plan) shall be purchased at the Purchase Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of a Purchase Right, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of a Purchase Right prior to satisfaction of the holding period requirements of Section

423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its Purchase Right to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26. NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the applicable Purchase Date of the Offering Period with respect to which such shares were acquired.

INSITE VISION INCORPORATED

965 ATLANTIC AVENUE
ALAMEDA, CALIFORNIA 94501

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF INSITE VISION INCORPORATED FOR ANNUAL MEETING

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on October 15, 2007 and the accompanying Proxy Statement, and appoints each of S. Kumar Chandrasekaran, Ph.D. and Sandra Heine as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of InSite Vision Incorporated (the “Company”), which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at InSite Vision, 965 Atlantic Avenue, Alameda, California, 94501 on October 15, 2007 at 10:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

The Board of Directors recommends a vote FOR each of the directors listed and a vote FOR each of the proposals. This Proxy, when properly executed, will be voted in the manner directed herein. THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS LISTED AND FOR EACH OF THE PROPOSALS IF NO SPECIFICATION IS MADE.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

INSITE VISION INCORPORATED 965 ATLANTIC AVENUE ALAMEDA, CA 94501	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to InSite Vision Incorporated, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSITE VISION INCORPORATED

1.	To elect the following five directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
01) S. Kumar Chandrasekaran, Ph.D. 02) Mitchell H. Friedlaender, M.D. 03) John L. Mattana 04) Jon S. Saxe 05) Anders P. Wiklund
	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	☐	☐	☐

Vote On Proposal

2.	To approve the 2007 Performance Incentive Plan.	For	Against	Abstain
		☐	☐	☐
3.	To approve the Amended and Restated Employee Stock Purchase Plan.	For	Against	Abstain
		☐	☐	☐
4.	To ratify the appointment of Burr, Pilger & Mayer LLP as independent	For	Against	Abstain
	public accountants of the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please sign where indicated below exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. If the shares are registered in the names of two or more persons, each should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporate, please sign in full corporate name by an authorized officer, or if a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Signature	Date	Signature (Joint Owner)	Date